UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 3, 2026

DRAVICA CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-294274	38-4370361
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3827 S Carson St 505-25
Carson City, NV 89701

(Address of principal executive offices, zip code)

Tel: +15177597837

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
n/a	n/a	n/a

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accountant standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Departure of Certain Officers

Effective July 3, 2026, Robert Damian Szubanski resigned from his position as the Company's Treasurer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. Mr. Szubanski will continue to serve as the President of the Company.

Concurrently, effective July 3, 2026, Varinia-Rebecca Undine Marie-Anne Koenig resigned from her position as the Secretary of the Company. Ms. Koenig will continue to serve as a member of the Company’s Board of Directors.

(c) Appointment of Certain Officers

Effective July 3, 2026, the Board of Directors appointed Radek Chovanec, age 31, to serve as the Company's Secretary, Treasurer, Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

Since March 8, 2022, and up to the present date, Mr. Chovanec has served as the Executive Director of M.B. Trade s.r.o., a business entity registered in the Czech Republic, where he oversees corporate operations and strategic development. Mr. Chovanec completed his higher education in the Czech Republic, earning his degree in Marketing Communications from the Faculty of Multimedia Communications at Tomas Bata University in Zlin.

There are no family relationships between Mr. Chovanec and any director or executive officer of the Company. There are no transactions to which the Company is a party and in which Mr. Chovanec has a material interest under Item 404(a) of Regulation S-K. There are no arrangements or understandings between Mr. Chovanec and any other person pursuant to which Mr. Chovanec was appointed as an officer of the Company.

(d) Election of Directors

Effective July 3, 2026, the Board of Directors elected Radek Chovanec to serve as a Director of the Company. Mr. Chovanec will serve as a Director until the next annual meeting of stockholders and until his successor is duly elected and qualified.

The Board of Directors elected Mr. Chovanec to serve as a director due to his professional expertise in marketing communications and strategic development. Brief biographical and other information required by Item 5.02(d) regarding Mr. Chovanec is set forth above under Item 5.02(c) and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2026

DRAVICA CORPORATION

By:	/s/ Szubanski Robert Damian
Name:	Szubanski Robert Damian
Title:	President

By:	/s/ Koenig Varinia-Rebecca Undine Marie-Anne
Name:	Koenig Varinia-Rebecca Undine Marie-Anne
Title:	Director